UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1224 Mill St., Bldg. B
East Berlin, Connecticut 06023
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (860) 828-2060

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 1.01.	Entry into a Material Definitive Agreement, and
Item 3.02.	Unregistered sales of Equity Securities.

On February 15, 2008, the Company entered into an Amendment and Waiver Agreement (“Agreement”) with each of Truk Opportunity Fund, LLC, Truk International Fund, LP and Shelter Island Opportunity Fund, LLC with respect to the Company’s Variable Rate Self-Liquidating Senior Secured Convertible Debentures due April 17, 2009 (the “Debentures”). Each Fund is a holder of Debentures. Under the agreement, the Company agreed to issue to the three Funds an aggregate of 1,077,791 shares (“Conversion Shares”) of common stock, par value $.001 per share (“Common Stock”), in satisfaction of the redemption payments due to the three Funds on February 1, 2008. To induce each of the Funds to enter into the Agreement, the Company also agreed to issue to them an aggregate of 350,000 restricted shares of Common Stock. The three Funds also agreed to extend the due date of the Debentures by one month and to defer the monthly redemptions for January and March 2008 until May 2009.

On February 15, 2008, the Company also issued an aggregate of 931,821 shares of Common Stock to true-up the February 1, 2008 redemption payments previously made for seven holders of Debentures in accordance with the provisions of Section 6 thereof.

On February 15, 2008, pursuant to notice previously given in accordance with the terms of the Debentures, the Company issued an aggregate of 2,464,776 shares of Common Stock to ten of the Debentures holders as pre-redemption payments for the monthly redemption of the Debentures due on March 1, 2008.

On February 14, 2008, the Company issued to Richard A. Fisher 53,944 restricted shares of Common Stock in payment for services provided as corporate counsel to the Company.

Item 8.01.	Other Events

On February 13, 2008, the Company elected not to pursue the acquisition of Unipower Corporation, a Florida-based manufacturer of power supplies and related equipment, and the letter of intent for this acquisition has expired.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: February 19, 2008	By:	/s/ Gary M. Laskowski
Gary M. Laskowski
Principal Executive Officer